FIRST AMENDMENT TO ACCOUNT PURCHASE AGREEMENT AND GUARANTY

THIS FIRST AMENDMENT (this "Amendment"), dated as of November 21, 2011, is entered into by and between DIAMOND STAFFING SERVICES, INC., a Delaware corporation (the "Customer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its participants, successors and assigns, "WFBC"), acting through its Wells Fargo Business Credit operating division.

RECITALS

A. The Customer and WFBC are parties to an Account Purchase Agreement, dated as of January 31, 2011 (as amended or otherwise modified from time to time, the "Account Purchase Agreement").

B. The Customer executed a Continuing Guaranty in favor of WFBC, dated as of January 31, 2011 (as amended or otherwise modified from time to time, the "Guaranty").

C. The Customer has requested that certain amendments be made to the Account Purchase Agreement and the Guaranty, which WFBC is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Recitals above shall have the same meanings as defined in such Recitals, unless otherwise defined herein. Capitalized terms used in this Amendment which are defined in the Account Purchase Agreement shall have the same meanings as defined in the Account Purchase Agreement, unless otherwise defined herein.

2. Amendments to Account Purchase Agreement.

(a) Section 1.01 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

> "1.01 **Purpose of Agreement.** The Customer desires to sell, transfer and assign to WFBC all of the Customer's right, title and interest in certain of its Accounts, all Related Rights with respect thereto and all proceeds of the foregoing and WFBC desires to purchase all of the Customer's right, title and interest in such Accounts, all Related Rights with respect thereto and all proceeds of the foregoing on the terms and conditions set forth herein. The purchase of Accounts and Related Rights hereunder shall be full recourse and shall be on a notification of assignment basis. The purpose of this Agreement is commercial in nature and not for household, family or personal use. Terms which are not defined herein shall have the meaning set forth in the Uniform Commercial Code as adopted in the State of Colorado. The Customer acknowledges and agrees that WFBC has not made any representations or warranties concerning the tax, accounting or legal

characteristics of the transaction set forth herein and in the Related Documents and that the Customer has obtained and relied upon such tax, accounting and legal advice from its own experts concerning such transaction as it deems appropriate."

(b) Section 2.14 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"2.14 **"Facility Maximum"** means, subject to the availability of Acceptable Accounts and the exercise of WFBC's discretion as provided herein, the Aggregate Facility Maximum less (a) the aggregate Outstanding Balance (as defined in the applicable Affiliate Account Purchase Agreement) of all Purchased Accounts (as defined in the applicable Affiliate Account Purchase Agreement) under the Affiliate Account Purchase Agreements, less (b) the sum of (i) the Outstanding Balance (as defined in the D & D Account Purchase Agreement) of all Purchased Accounts (as defined in the D & D Account Purchase Agreement) under the D & D Account Purchase Agreement and (ii) any other amounts owing by D & D Staffing, Corp. to WFBC under the D & D Account Purchase Agreement."

(c) Section 2.49 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"2.49 **"Termination Date"** means the earliest of (a) the last day of the current Term, (b) the date WFBC terminates this Agreement pursuant to Section 3.11, (c) the date the Customer terminates this Agreement pursuant to Section 3.11 or Section 11.02, (d) the date on which an Event of Termination described in Section 9.01(d) occurs, or (e) during the continuation of an Event of Termination, the date on which WFBC exercises its right to cease purchasing Accounts."

(d) Section 2.53 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"2.53 **"WFBC Discount"** means, with respect to each Purchased Account and the Related Rights with respect thereto, an amount equal to the lesser of (i) the sum of LIBOR, which interest rate shall change whenever LIBOR changes, plus five and three tenths of one percent (5.30%) per annum, or (ii) the lawful maximum, if any, in effect from time to time for advances to customers of the type, in the amount, for the purposes and otherwise of the kind herein contemplated. Upon the occurrence and during the continuation of an Event of Termination, with respect to each Purchased Account and the Related Rights with respect thereto, the WFBC Discount shall be equal to the sum of LIBOR, which interest rate shall change whenever LIBOR changes, plus eight and three tenths of one percent (8.30%) per annum, or such lesser amount as WFBC in its sole discretion may determine (but in no event shall such fee be more than the lawful maximum, if any, in effect from time to time for advances of the type, in the amount, for the purposes and otherwise of the kind herein contemplated). The WFBC Discount shall be calculated on the basis of a 360-day year for the actual

number of days elapsed. WFBC may increase the WFBC Discount if WFBC's cost of funds increases for any reason. Such change shall be effective upon the actual change in WFBC's cost of funds."

(e) Article 2 of the Account Purchase Agreement is hereby amended to add new Sections 2.55 through 2.58 thereto to read in their entirety as follows:

"2.55 **"Affiliate Account Purchase Agreements"** means (a) the Account Purchase Agreement by and between Insurance Overload Services, Inc. and WFBC dated as of August 27, 2010, (b) the Account Purchase Agreement by and between Corporate Resource Development Inc. and WFBC dated as of November 2, 2010, and (c) the Amended and Restated Account Purchase Agreement by and between TS Staffing Services, Inc. and WFBC dated as of November 21, 2011.

2.56 **"Aggregate Facility Maximum"** means $50,000,000.

2.57 **"D & D Account Purchase Agreement"** means the Amended and Restated Account Purchase Agreement by and between D & D Staffing, Corp. and WFBC dated as of November 21, 2011.

2.58 **"LIBOR"** means, as of a selected date, the greater of (a) forty-five one hundredths of one percent (0.45%) and (b) the rate per annum (rounded upward, if necessary, to the nearest whole 1/16th of one percent (1.0%) determined pursuant to the following formula:

$$\textbf{LIBOR} = \frac{\textbf{Base LIBOR}}{\textbf{100\% - LIBOR Reserve Percentage}}$$

(a) **"Base LIBOR"** means the rate per annum for United States Dollar deposits quoted by WFBC for the purpose of calculating the effective floating interest rate for loans that reference Daily Three Month LIBOR as the Inter-Bank Market Offered Rate in effect from time to time for 3 month delivery of funds in amounts approximately equal to the principal amount of such loans.

(b) **"Daily Three Month LIBOR"** means, for any day, the rate of interest equal to LIBOR then in effect for delivery for a 3 month period. When interest is determined in relation to Daily Three Month LIBOR, each change in the interest rate shall become effective each Business Day that WFBC determines that Daily Three Month LIBOR has changed.

(c) **"LIBOR Reserve Percentage"** means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by WFBC for expected changes in such reserve percentage during the then current Term.

The Customer understands and agrees that WFBC may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as WFBC in its discretion deems appropriate, including the rate offered for U.S. Dollar deposits on the London Inter-Bank Market. WFBC's determination of LIBOR shall be conclusive, absent manifest error."

(f) Section 3.08 of the Account Purchase Agreement is hereby amended to add a new subsection (c) thereto to read in its entirety as follows:

"(c) **Termination Fee.** If the Termination Date occurs before the last day of the then current Term, including any renewal Terms, in addition to any and all other amounts due hereunder, the Customer shall pay to WFBC an early termination fee equal to the product of (i) one percent (1.0%) times the Aggregate Facility Maximum times (ii) a fraction, the numerator of which is the average Purchased Amount for the six-month period ending on the date such termination fee is paid and the denominator of which is the sum of the average Purchased Amount for the six-month period ending on the date such termination fee is paid plus the average Purchased Amount (as defined in each Affiliate Account Purchase Agreement) for the six-month period ending on the date such termination fee is paid under each Affiliate Account Purchase Agreement."

(g) Section 3.11 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"3.11 **Termination of this Agreement.** The Customer may terminate this Agreement at any time if it (a) gives WFBC at least thirty (30) days advance written notice prior to the proposed Termination Date and (b) pays WFBC applicable termination fees in accordance with the terms of this Agreement. If the Customer terminates this Agreement, on such Termination Date, (x) all amounts due hereunder shall be immediately due and payable and (y) the Customer shall repurchase all outstanding Purchased Accounts and the Related Rights with respect thereto and immediately pay the Repurchase Price for such Purchased Accounts and the Related Rights with respect thereto. If any Affiliate Account Purchase Agreement is terminated, then, in WFBC's sole discretion, WFBC may terminate this Agreement, and (x) all amounts due hereunder, including applicable termination fees, shall be immediately due and payable and (y) the Customer shall repurchase all outstanding Purchased Accounts and the Related Rights with respect thereto and immediately pay the Repurchase Price for such Purchased Accounts and the Related Rights with respect thereto."

(h) Section 3.20(e) of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"(e) The Customer will pay on demand to WFBC interest (before and after default and before and after judgment, with interest on overdue interest at the same rate) on all amounts not paid to or deposited when due hereunder (other than amounts due under Section 3.10(b)) at a rate equal to LIBOR, which interest rate

shall change whenever LIBOR changes, plus eight and three tenths of one percent (8.30%) per annum calculated daily."

(i) Section 5.01 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"5.01 **Existence and Trade Names.** The Customer is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to carry on business in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect. Attached as Exhibit A is a true, correct and complete list of (a) the legal name of the Customer, each Affiliate of the Customer that is a party to an Affiliate Account Purchase Agreement and STS Group, Inc. and (b) each trade name, DBA or other fictitious name used by the Customer, each Affiliate of the Customer that is a party to an Affiliate Account Purchase Agreement and STS Group, Inc., which Exhibit A may be updated from time to time as set forth in Section 6.18 Where necessary, such trade names have been properly filed and published as required by applicable law."

(j) Article 5 of the Account Purchase Agreement is hereby amended to add a new Section 5.17 thereto to read in its entirety as follows:

"5.17 **TS Employment Inc.** The Customer outsources the management of human resources, employee benefits, payroll and other services to TS Employment Inc., a professional employer organization. The Customer does not outsource such services to any other Person, other than TS Employment Inc."

(k) Section 6.07(b) of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"(b) as soon as available and in any event within 120 days after the Customer's fiscal year end, the Customer's and each Subsidiary's audited financial statements prepared by an independent certified public accountant acceptable to WFBC, which shall include the Customer's and each Subsidiary's balance sheet, income statement, and statement of retained earnings, prepared, if requested by WFBC, on a consolidated and consolidating basis to include Corporate Resource Services, Inc. and each Subsidiary of Corporate Resource Services, Inc.;"

(l) Section 6.13 of the Account Purchase Agreement is hereby amended by changing "Exhibit C" to "Exhibit B".

(m)Section 6.18 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"6.18 **Notification of Changes; Additional Trade Names; Dissolution.** The Customer will notify WFBC in writing at least thirty (30) days prior to any (a) proposed change of the Customer's legal name, jurisdiction of incorporation, identity, legal entity, or corporate structure or (b) business dissolution. At least

thirty (30) days prior to any use of any trade name, DBA or other fictitious name not listed on Exhibit A on the date hereof by the Customer, any Affiliate of the Customer that is a party to an Affiliate Account Purchase Agreement and STS Group, Inc., the Customer will provide WFBC with an updated Exhibit A in substantially the form of Exhibit A, which updated Exhibit A (i) shall contain all information required by WFBC with respect to each such additional trade name, DBA or other fictitious name, (ii) shall be executed by each of the Customer, each Affiliate of the Customer that is a party to an Affiliate Account Purchase Agreement, STS Group, Inc., Corporate Resource Services, Inc. and each other Guarantor, (iii) shall be acceptable to WFBC in its sole discretion, (iv) shall be effective on the date that WFBC acknowledges its acceptance of such updated Exhibit A by executing and dating such updated Exhibit A and (v) shall replace any previous Exhibit A and be deemed the Exhibit A to this Agreement and each Affiliate Account Purchase Agreement on the date that WFBC acknowledges its acceptance of such updated Exhibit A by executing and dating such updated Exhibit A. Customer will notify WFBC in writing within five (5) Business Days after an officer of the Customer or any Subsidiary becomes the direct or indirect owner of twenty five percent (25%) or more of the equity interests in the Customer."

(n) Article 6 of the Account Purchase Agreement is hereby amended to add a new Section 6.21 and Section 6.22 thereto to read in their entirety as follows:

"Section 6.21 **Transactions with Certain Affiliates**. The Customer has not entered, and shall not enter, into any transaction with Tri-State Employment Services, Inc., Tri-State Employment Service Inc., D & D Staffing, Corp., any Subsidiary of Corporate Resource Services, Inc. or any Affiliates of any of the foregoing (other than Corporate Resource Services, Inc.), unless in each case it is entered into in the ordinary course of business undertaken by the Customer in good faith and upon fair and reasonable terms no less favorable to the Customer than the Customer would obtain in a comparable arms-length transaction.

Section 6.22 **Professional Employer Organizations**. The Customer will (a) provide WFBC with at least thirty (30) days prior written notice before outsourcing any services to any professional employer organization other than TS Employment Inc. and (b) prior to outsourcing any services to any such professional employer organization, deliver to WFBC a Tri-Party Agreement, in form and substance acceptable to WFBC in its sole discretion, duly executed by the Customer and such professional employer organization."

(o) Section 7.02 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"Section 7.02 **Security Documents**. The Customer authorizes WFBC, at the Customer's expense, to file financing statements naming the Customer or any trade name, DBA or other fictitious name used by the Customer as debtor and describing the Purchased Accounts, the Related Rights and the Collateral to

perfect WFBC's Lien in the Purchased Accounts, the Related Rights and the Collateral, and WFBC may describe the Collateral as "all personal property" or "all assets" or describe specific items of Collateral including commercial tort claims, as WFBC may consider necessary or useful to perfect WFBC's Lien in the Purchased Accounts, the Related Rights and the Collateral. All financing statements filed before the date of this Agreement to perfect such Lien were authorized by the Customer. Following the Final Termination Date, WFBC will, at the Customer's expense and within the time periods required under applicable law, release or terminate any and all filings or other agreements that perfect its Liens in the Purchased Accounts, the Related Rights and the Collateral."

(p) Section 9.01(j) of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"(j) (i) An Event of Termination (as defined in any Affiliate Account Purchase Agreement or in any other applicable Account Purchase Agreement between WFBC and any other Affiliate of the Customer) shall occur and be continuing under any Affiliate Account Purchase Agreement, (ii) an Event of Default (as defined in the Account Purchase Agreement by and between STS Group, Inc. and WFBC dated as of April 7, 2008) shall occur and be continuing under the Account Purchase Agreement by and between STS Group, Inc. and WFBC dated as of April 7, 2008, or (iii) TS Employment Inc. is in default under, or otherwise breaches or violates any terms of, any agreement that it has entered into with, or in favor of, WFBC."

(q) Section 9.01(k) of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

"(k) Any Guarantor of the Customer's obligations hereunder is in default under, or otherwise breaches or violates any terms of, its Guaranty or any Guarantor withdraws, disaffirms or revokes its Guaranty."

(r) Section 9.01 of the Account Purchase Agreement is hereby amended by adding a new subsection (o) to read in its entirety as follows:

"(o) (i) D & D Staffing, Corp. shall fail to pay any amounts owing to WFBC when due, or fail to repurchase any account when required, under the D & D Account Purchase Agreement, and the Final Termination Date (as defined in the D & D Account Purchase Agreement) shall not have occurred within three (3) Business Days of such failure or (ii) any other Event of Termination (as defined in the D & D Account Purchase Agreement) shall occur under the D & D Account Purchase Agreement, and the Final Termination Date (as defined in the D & D Account Purchase Agreement) shall not have occurred within ten (10) Business Days of such Event of Termination."

(s) Section 11.19 of the Account Purchase Agreement is hereby amended and restated to read in its entirety as follows:

> "Section 11.19 **Costs and Expenses.** Except as is prohibited by law, the Customer agrees to pay on demand all costs and expenses, including reasonable attorneys' fees (including in-house counsel), incurred by WFBC in connection with this Agreement, any other Related Document, the Related Rights and the transactions contemplated hereby and thereby, including all such costs, expenses and fees set forth in the schedule of fees provided by WFBC, which schedule may be adjusted by WFBC from time to time in its discretion, and all such costs, expenses and fees incurred in connection with the negotiation, due diligence, preparation, execution, amendment, modification, administration, performance, collection and enforcement of this Agreement, the Related Documents, the Related Rights, all obligations of the Customer hereunder and thereunder and the creation, perfection, protection, satisfaction, foreclosure or enforcement of any security interest granted hereunder and the collection of any Purchased Account, any Related Right or any obligation owed by the Customer to WFBC."

(t) Exhibit A to the Account Purchase Agreement is hereby amended and restated to read in its entirety as set forth on the Exhibit A to this Amendment.

(u) The Account Purchase Agreement is hereby amended by adding an Exhibit B thereto to read in its entirety as follows:

"Exhibit B
To
Account Purchase Agreement

Permitted Liens

NONE"

3. Amendment to Guaranty. Paragraph 11 of the Guaranty is hereby amended and restated to read in its entirety as follows:

> "11. COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantor shall pay to WFBC immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees of outside counsel, expended or incurred by WFBC in connection with the enforcement of any of WFBC's rights, powers or remedies or the collection of any amounts which become due to WFBC under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by WFBC or any other Person) relating to Guarantor or any other Person. All of the foregoing shall be paid by Guarantor with interest from the date of demand

until paid in full at a rate per annum equal to the greater of ten percent (10%) or LIBOR, which interest rate shall change whenever LIBOR changes. As used herein, "LIBOR" means, as of a selected date, the greater of (a) forty-five one hundredths of one percent (0.45%) and (b) the rate per annum (rounded upward, if necessary, to the nearest whole 1/16th of one percent (1.0%) determined pursuant to the following formula:

$$\text{LIBOR} = \frac{\text{Base LIBOR}}{100\% - \text{LIBOR Reserve Percentage}}$$

i. "Base LIBOR" means the rate per annum for United States Dollar deposits quoted by WFBC for the purpose of calculating the effective floating interest rate for loans that reference Daily Three Month LIBOR as the Inter-Bank Market Offered Rate in effect from time to time for 3 month delivery of funds in amounts approximately equal to the principal amount of such loans.

ii. "Daily Three Month LIBOR" means, for any day, the rate of interest equal to LIBOR then in effect for delivery for a 3 month period. When interest is determined in relation to Daily Three Month LIBOR, each change in the interest rate shall become effective each Business Day that WFBC determines that Daily Three Month LIBOR has changed.

iii. "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by WFBC for expected changes in such reserve percentage during the then current Term.

Guarantor understands and agrees that WFBC may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as WFBC in its discretion deems appropriate, including the rate offered for U.S. Dollar deposits on the London Inter-Bank Market. WFBC's determination of LIBOR shall be conclusive, absent manifest error."

4. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Account Purchase Agreement and the Guaranty shall remain in full force and effect.

5. Notices. WFBC hereby gives the Customer notice pursuant to the Account Purchase Agreement, the Guaranty and each other Related Document that notices should be sent to WFBC at both of the following addresses: (a) Wells Fargo Bank, National Association, 110 East Broward Blvd. #1100, Ft. Lauderdale, Florida 33301, MAC: Z6186-110, Attention: Beverly R. Ferrara and (b) Wells Fargo Bank, National Association, 14800 Quorum Drive, Suite 320, Third Floor, Dallas, Texas 75254, MAC: T6312-030, Attention: Jason Cole.

6. Conditions Precedent. This Amendment shall be effective when WFBC shall have received an executed original hereof and such other matters as WFBC may require, each in substance and form acceptable to WFBC in its reasonable discretion.

7. Representations and Warranties. The Customer hereby represents and warrants to WFBC as follows:

(a) The Customer has all requisite power and authority to execute and deliver this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder and thereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by the Customer and constitute the legal, valid and binding obligation of the Customer, enforceable in accordance with its terms.

(b) The execution, delivery and performance by the Customer of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Customer, or the articles of incorporation or by-laws of the Customer, or (iii) result in a breach of or constitute a default under any agreement, lease or instrument to which the Customer is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in the Account Purchase Agreement and the Guaranty are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

8. References.

(a) All references in the Account Purchase Agreement to "this Agreement" shall be deemed to refer to the Account Purchase Agreement as amended hereby; and any and all references in any of the Related Documents to the Account Purchase Agreement shall be deemed to refer to the Account Purchase Agreement as amended hereby.

(b) All references in the Guaranty to "this Agreement" or "this Guaranty" shall be deemed to refer to the Guaranty as amended hereby; and any and all references in the Account Purchase Agreement or any of the Related Documents to the Guaranty shall be deemed to refer to the Guaranty as amended hereby.

9. No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any default or Event of Termination under the Account Purchase Agreement or a waiver of any breach, default or event of default under the Guaranty or any other Related Document or other document held by WFBC, whether or not known to WFBC and whether or not existing on the date of this Amendment.

10. Release. The Customer and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges WFBC, and any and all participants, parent entities, subsidiary entities, affiliated entities, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Customer or such Guarantor has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

11. Costs and Expenses. The Customer hereby reaffirms its agreement under the Account Purchase Agreement to pay or reimburse WFBC on demand for all costs and expenses incurred by WFBC in connection with the Account Purchase Agreement and the Related Documents, including without limitation all disbursements and reasonable fees of counsel. Without limiting the generality of the foregoing, the Customer specifically agrees to pay all disbursements and fees of counsel to WFBC for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Customer acknowledges and agrees that WFBC may charge such fees and disbursements to the Collected Reserve Account.

12. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Manually executed counterparts of the signature pages of this Amendment and the Acknowledgment and Agreement of Guarantors may be delivered by the parties electronically so long as transmitted pages are reproducible on paper medium upon receipt. Each party is duly authorized to print any executed signature page so received and attach it to this Amendment and the Acknowledgment and Agreement of Guarantors, whereupon this Amendment and the Acknowledgment and Agreement of Guarantors shall be deemed to have been duly executed and delivered by the transmitting party and the paper copy of this Amendment and the Acknowledgment and Agreement of Guarantors assembled by the recipient with such signature page attached shall be deemed an original for all purposes, absent manifest error or bad faith. This Amendment and the Acknowledgment and Agreement of Guarantors shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The parties hereby (a) consent to the personal jurisdiction of the state and federal courts located in the State of Colorado, and any appellate court from which any appeals therefrom are available, in connection with any controversy related to this Amendment or the Acknowledgment and Agreement of Guarantors; (b) waive any argument that venue in any such forum is not convenient; (c) agree that any litigation initiated by any party in connection with this Amendment and the Acknowledgment and Agreement of Guarantors may be venued in the state or federal courts located in the City and County of Denver, Colorado; and (d) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

13. <u>WAIVER OF JURY TRIAL</u>. **THE CUSTOMER, EACH GUARANTOR AND WFBC HEREBY IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AMENDMENT OR THE ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS.**

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division

By: ______________________________
Name: Jason M. Cole
Its: Authorized Signatory

DIAMOND STAFFING SERVICES, INC.

By: ______________________________
Name: Jay H. Schecter
Its: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division

By: ______________________________
Name: Jason M. Cole
Its: Authorized Signatory

DIAMOND STAFFING SERVICES, INC.

By: ______________________________
Name: Jay H. Schecter
Its: Chief Executive Officer

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, each a guarantor of the debts, obligations and liabilities of Diamond Staffing Services, Inc., a Delaware corporation ("Customer") to Wells Fargo Bank, National Association (together with its participants, successors and assigns, "WFBC"), pursuant to (a) a Continuing Guaranty by Robert Cassera in favor of WFBC, dated as of August 27, 2010, (b) an Amended and Restated Continuing Guaranty by Corporate Resource Services, Inc. in favor of WFBC, dated as of November 21, 2011, (c) a Continuing Guaranty by Corporate Resource Development Inc. in favor of WFBC, dated as of August 27, 2010, (d) a Continuing Guaranty by Insurance Overload Services, Inc. in favor of WFBC, dated as of August 27, 2010, and (e) a Continuing Guaranty by TS Staffing Services, Inc. in favor of WFBC, dated as of November 21, 2011 (each of the foregoing as amended or otherwise modified from time to time, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release by each of the undersigned set forth in the Amendment) and execution thereof; (iii) reaffirms all obligations to WFBC pursuant to the terms of his or its Guaranty; and (iv) acknowledges that WFBC may amend, restate, extend, renew or otherwise modify the Account Purchase Agreement and any Guaranty (as defined in the Amendment) and any debts, obligations, liabilities or agreement of Customer, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty for all of Customer's present and future debts, obligations and liabilities to WFBC.

____
Robert Cassera

CORPORATE RESOURCE SERVICES, INC.

By: ____________________________
Name: Jay H. Schecter
Its: Chief Executive Officer

CORPORATE RESOURCE DEVELOPMENT INC.

By: ____________________________
Name: Jay H. Schecter
Its: Chief Executive Officer

INSURANCE OVERLOAD SERVICES, INC.

By: ____________________________
Name: Jay H. Schecter
Its: Chief Executive Officer

TS STAFFING SERVICES, INC.

By: ____________________________
Name: Jay H. Schecter
Its: Chief Executive Officer

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, each a guarantor of the debts, obligations and liabilities of Diamond Staffing Services, Inc., a Delaware corporation ("Customer") to Wells Fargo Bank, National Association (together with its participants, successors and assigns, "WFBC"), pursuant to (a) a Continuing Guaranty by Robert Cassera in favor of WFBC, dated as of August 27, 2010, (b) an Amended and Restated Continuing Guaranty by Corporate Resource Services, Inc. in favor of WFBC, dated as of November 21, 2011, (c) a Continuing Guaranty by Corporate Resource Development Inc. in favor of WFBC, dated as of August 27, 2010, (d) a Continuing Guaranty by Insurance Overload Services, Inc. in favor of WFBC, dated as of August 27, 2010, and (e) a Continuing Guaranty by TS Staffing Services, Inc. in favor of WFBC, dated as of November 21, 2011 (each of the foregoing as amended or otherwise modified from time to time, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release by each of the undersigned set forth in the Amendment) and execution thereof; (iii) reaffirms all obligations to WFBC pursuant to the terms of his or its Guaranty; and (iv) acknowledges that WFBC may amend, restate, extend, renew or otherwise modify the Account Purchase Agreement and any Guaranty (as defined in the Amendment) and any debts, obligations, liabilities or agreement of Customer, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty for all of Customer's present and future debts, obligations and liabilities to WFBC.

____
Robert Cassera

CORPORATE RESOURCE SERVICES, INC.

By: [signature]
Name: Jay H. Schecter
Its: Chief Executive Officer

CORPORATE RESOURCE DEVELOPMENT INC.

By: [signature]
Name: Jay H. Schecter
Its: Chief Executive Officer

INSURANCE OVERLOAD SERVICES, INC.

By: [signature]
Name: Jay H. Schecter
Its: Chief Executive Officer

TS STAFFING SERVICES, INC.

By: [signature]
Name: Jay H. Schecter
Its: Chief Executive Officer

Exhibit A
To
Account Purchase Agreement

Legal Names, Trade Names, DBAs and other Fictitious Names

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used[1]	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Corporate Resource Development Inc., a Delaware corporation	ACCOUNTEKNOLOGY GROUP	Assumed name certificate filed on June 15, 2011[2]	New York County
Corporate Resource Development Inc., a Delaware corporation	ALDAN TROY GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	B. BARNES ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	CORPORATE RESOURCE DEV INC.	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	CREATIVE NETWORK SYSTEMS	Assumed name certificate filed on June 15, 2011	New York County

---

[1] Corporate Resource Development Inc. has also sold accounts to Wells Fargo under the following names: Aldan Troy Group Division; Decorum Consulting Division; Diversity Services DC; Diversity Staffing Division; FSI Services Division; HR Staffing Division; J.D. & Tuttle Hospitality Division; Lerner Cumbo & Associates Division; Lerner Cumbo & Assoc. Division; On the Marks Division; People Finders Plus Division; Personnel Specialists Division; Prompt Personnel Division; Pyramid Staffing Division; RWP Solutions Division; Searchpoint 1 Division; Segue Staffing Fla Division; Segue Staffing NY Division; Segue NY TP Division; Segue Search Division; Staff One Division; Staff Design Division; Staffing Remedies Division; Staffing Remedies NJ Division; Staffing Remedies Suffolk Division; Staffing Unlimited.com Division; Strategic Resources Division; Synergy Personnel Division; TDF Consulting Division; Temp Alternatives Division; Temporary Services Division; The Source (Barneys) Division; The Professionals a Division of Tuttle Medical; Tuttle IT Division; Tuttle Agency Division; Triangle Associates Division; and Troy Associates Division.

TS Staffing Services, Inc. has also sold accounts to Wells Fargo under the following names: American Work Force; Tri State American Workforce; Tri-State Staffing (3); NY Temps; Tri State Florida; Tri State 9; and Tri State 9: NY Temps.

STS Group, Inc. has also sold accounts to Wells Fargo under the name STS Group.

[2] All trade names, DBAs and fictitious names listed on this Exhibit A for Corporate Resource Development Inc. were acquired through an acquisition transaction with GT Systems Inc. that occurred on or about March 24, 2010.

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used[1]	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Corporate Resource Development Inc., a Delaware corporation	DECORUM CONSULTING GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	DIVERSITY SERVICES OF DC	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	DIVERSITY STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE EMPLOYMENT SOURCE INC.	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	F.S.I. SERVICES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	H R STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	J.D. & TUTTLE HOSPITALITY STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	LERNER, CUMBO & ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE MILLER CANG AGENCY	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	ON THE MARKS PERSONNEL	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PARK AVENUE DESIGN PLACEMENT	Assumed name certificate filed on November 4, 2011	New York County

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used[1]	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Corporate Resource Development Inc., a Delaware corporation	PAULSON SEARCH	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PEOPLE FINDERS PLUS	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PERSONNEL SPECIALIST	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PROMPT PERSONNEL ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	PYRAMID STAFFING SERVICE	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	RWP SOLUTIONS	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SEARCHPOINT 1	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SEGUE SEARCH OF CONNECTICUT	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SEGUE SEARCH	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFF "ONE"	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFF DESIGN	Assumed name certificate filed on June 15, 2011	New York County

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used[1]	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Corporate Resource Development Inc., a Delaware corporation	STAFFING REMEDIES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STAFFING UNLIMITED.COM	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	STRATEGIC RESOURCES STAFFING	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	SYNERGY PERSONNEL	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TDF CONSULTING GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TEMPORARY ALTERNATIVES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TEMPORARY SERVICES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE DRAYER SEARCH GROUP	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE GOLD STANDARD	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE PROFESSIONALS PERSONNEL	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE TUTTLE AGENCY INC.	Assumed name certificate filed on June 15, 2011	New York County

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used[1]	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Corporate Resource Development Inc., a Delaware corporation	TRIANGLE PERSONNEL ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TROY ASSOCIATES	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE AGENCY OF PENNSYLVANIA	Assumed name certificate filed on June 15, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	CRD STAFFING	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE SOURCE	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	THE SOURCE (BARNEYS)	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE MEDICAL	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE HOSPITALITY	Assumed name certificate filed on or about November 18, 2011	New York County
Corporate Resource Development Inc., a Delaware corporation	TUTTLE IN-HOUSE STAFF	Assumed name certificate filed on or about November 18, 2011	New York County
Insurance Overload Services, Inc., a Delaware corporation	NONE	N/A	N/A

Legal Name and Jurisdiction	Trade Name, DBA or Fictitious Name Used[1]	Date of First Use of Trade Name, DBA or Fictitious Name; How Acquired	State(s) in which Trade Name, DBA or Fictitious Name is registered
Diamond Staffing Services, Inc., a Delaware corporation	CAMEO PERSONNEL SYSTEMS	Assumed name certificate filed on April 18, 2011[3]	New Jersey
TS Staffing Services, Inc., a Texas corporation	[Intentionally left blank]	Although not a DBA, effective November 10, 2011, TS Staffing Corp. merged into TS Staffing Services, Inc., a TX corp., which was the surviving entity[4]	N/A
TS Staffing Services, Inc., a Texas corporation	AMERICAN WORKFORCE	Assumed name certificate filed on January 7, 2008; Registered fictitious name of TS Staffing Corp.; acquired by merger	Florida
TS Staffing Services, Inc., a Texas corporation	TRI-STATE STAFFING	Assumed name certificate filed on January 7, 2008; Registered fictitious name of TS Staffing Corp.; acquired by merger	Florida
TS Staffing Services, Inc., a Texas corporation	ON DEMAND STAFFING	Assumed name certificate to be filed on or about November 23, 2011	Texas
STS Group, Inc., a Florida Corporation	TRI-STATE EMPLOYMENT SERVICES, INC.	Assumed name certificate filed on January 30, 2003; Registered fictitious name	Florida

[3] Diamond Staffing Services, Inc. acquired substantially all of the assets of Cameo Personnel Systems, Inc. on April 10, 2011. Corporate Resource Services, Inc. acquired Diamond Staffing Services, Inc. through a merger transaction with Tri-Diamond Staffing Inc. on or about January 10, 2011. Tri-Diamond Staffing Inc. acquired Diamond Staffing, Inc. on January 1, 2009 from a third party.

[4] TS Staffing Services, Inc. is being acquired as of even date herewith by Corporate Resource Services, Inc. from Robert Cassera.